UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Global Crossing Airlines Group Inc.
(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Your **Vote** Counts!

GLOBAL CROSSING AIRLINES GROUP INC.

2025 Annual Meeting
Vote by December 9, 2025
11:59 PM ET

GLOBAL CROSSING AIRLINES GROUP INC.
BLDG. 5A, MIAMI INT'L AIRPORT, 4TH FLOOR
4200 NW 36TH STREET
MIAMI, FL 33166

V80497-P38520

You invested in GLOBAL CROSSING AIRLINES GROUP INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 10, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K which are available at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 10, 2025
10:00 a.m. ET

Bldg. 5A
Miami International Airport
4th floor, 4200 NW 36th Street
Miami, FL 33166

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Existing Director: Andrew Axelrod	For
1b. Existing Director: Alan Bird	For
1c. Existing Director: T. Allan McArtor	For
1d. Existing Director: Chris Jamroz	For
1e. Existing Director: Deborah Robinson	For
1f. Existing Director: Cordia Harrington	For
2. **Incentive Stock Option Plan** Reapproval of the Global Crossing Airlines Group Inc. Incentive Stock Option Plan.	For
3. **Restricted Share Unit Plan** Reapproval of the Global Crossing Airlines Group Inc. Restricted Share Unit Plan.	For
4. **Performance Share Unit Plan** Reapproval of the Global Crossing Airlines Group Inc. Performance Share Unit Plan.	For
5. **Appointment of Auditors** **Rosenberg Rich Baker Berman P.A.** Ratification and Appointment of Independent Registered Public Accounting Firm.	For
6. **Declaration of Ownership and Control** The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that "yes" the shares represented by this proxy are **Owned** and **Controlled** by a **U.S. Citizen**, or "no" the shares represented by this proxy are not **Owned** and **Controlled** by a **U.S. Citizen**.	

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V80498-P38520